UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): February 27, 2006

                        MainSource Financial Group, Inc.
             (Exact name of registrant as specified in its charter)

     Indiana                          0-12422                 35-1562245
State or Other Jurisdiction of    Commission File No.       I.R.S. Employer
Incorporation or Organization                             Identification Number



                               201 North Broadway
                            Greensburg, Indiana 47240
                    (Address of principal executive offices)

                                 (812) 663-0157
                         (Registrant's Telephone Number,
                              Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.             Regulation FD Disclosure

On February 27, 2006, MainSource Financial Group, Inc. issued a press release announcing that its Board of Directors had declared a quarterly dividend. The press release is attached as an exhibit to this Report and is being furnished pursuant to this Item 7.01 as Exhibit 99.1 to this Report.

Item 9.01.    Financial Statements and Exhibits

(c)   Exhibits


Exhibit No.            Description
-----------            -----------

   99.1 MainSource Financial Group, Inc.'s press release dated February 27, 2006.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          MAINSOURCE FINANCIAL GROUP, INC.

Date:    February 27, 2006                By:  /s/ James M. Anderson
                                               ---------------------
                                               James M. Anderson
                                               Chief Financial Officer